SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C. 20549

                                 Form 8-K

                              CURRENT REPORT

                  Pursuant to Section 13 or 15(d) of the
                     Securities Exchange Act of 1934

     Date of Report (Date of earliest event reported) April 29, 1997


                    GE CAPITAL MORTGAGE SERVICES, INC.
              (as Seller and Servicer under the Pooling and
             Servicing Agreement, dated as of April 1, 1997,
             providing for the issuance of REMIC Multi-Class
                Pass-Through Certificates, Series 1997-4)



                    GE Capital Mortgage Services, Inc.
          (Exact name of registrant as specified in its charter)

          New Jersey            33-5042              21-0627285
     -----------------------------------------------------------------
       (State or other        (Commission         (I.R.S. Employer
         jurisdiction         File Number)       Identification No.)
       of incorporation)




                          Three Executive Campus
                      Cherry Hill, New Jersey 08002
            (Address of Principal Executive Office) (Zip Code)




    Registrant's telephone number, including area code (609) 661-6100

ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS

General.
On April 29, 1997 GE Capital Mortgage Services, Inc., ("GECMSI") offered to investors certain classes of its REMIC Multi-Class Pass-Through Certificates, Series 1997-4 (the "Certificates") evidencing beneficial ownership interests in a trust fund (the "Trust Fund"). The assets of the Trust Fund consist primarily of a pool ("Pool 1997-4") of conventional, one- to four-family residential loans (the "Mortgage Loans"). Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Prospectus dated October 28, 1996 as supplemented by the Prospectus Supplement dated April 21, 1997.

The original principal balance of each Class of the Certificates is as follows:

                     Class A1      $21,540,000.00
                     Class A2      $35,773,000.00
                     Class A3      $22,546,000.00
                     Class A4      $29,577,000.00
                     Class A5      $45,556,000.00
                     Class A6       $7,054,000.00
                     Class A7      $10,000,000.00
                     Class A8      $55,867,000.00
                     Class A9      $19,614,000.00
                     Class A10     $34,511,000.00
                     Class A11     $20,612,000.00
                     Class A12     $32,552,000.00
                     Class PO         $593,751.00
                     Class M        $4,384,000.00
                     Class B1       $3,507,000.00
                     Class B2       $3,507,000.00
                     Class B3       $1,754,000.00
                     Class B4         $526,000.00
                     Class B5       $1,227,126.85
                     Class R              $100.00
                     Class S                (1)
                                  ---------------
                     Total :      $350,700,977.85



 (1) The Class S Certificates are issued with an initial Notional
 Principal Balance of $321,161,751.06 and shall bear interest at the Strip Rate (as defined in the Pooling and Servicing
 Agreement).

The initial Junior Percentage and Senior Percentage for Pool 1997-4 are approximately 4.26% and 95.74%, respectively. The initial Group I Senior Percentage and Group II Senior Percentage are approximately 86.44% and 9.30%, respectively. The "Bankruptcy Loss Amount," the "Fraud Loss Amount" and the "Special Hazard Loss Amount" for Pool 1997-4 as of the initial issuance of the Certificates are $100,000, $10,521,029 and $3,507,010,
respectively, representing approximately 0.03%, 3.00%, and 1.00%, respectively, of the aggregate Scheduled Principal Balances of the Mortgage Loans as of April 1, 1997 (the "Cut-off Date").

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Description of the Mortgage Pool and the Mortgaged Properties

Pool 1997-4

Pool 1997-4 consists primarily of fixed-rate, fully-amortizing conventional Mortgage Loans evidenced by Mortgage Notes which have original maturities of 20 to 30 years and an aggregate outstanding Scheduled Principal Balance as of the Cut-off Date, after deducting payments of principal due on or before such date and prepayments of principal received before such date, of $350,700,977.85. The interest rates (the "Mortgage Rates") borne by the 1,247 Mortgage Loans conveyed by GECMSI to Pool 1997-4 range from 7.1250% to 10.2500% and the weighted average Mortgage Rate as of the Cut-off Date is 8.0288% per annum (all weighted averages in this filing are weighted by aggregate outstanding Scheduled Principal Balance as of the Cut-off Date). At origination, the principal balances of the Mortgage Loans in Pool 1997-4 ranged from $28,850.00 to $1,000,000.00, and, as of the
Cutoff Date, the average outstanding Scheduled Principal Balance of the Mortgage Loans in Pool 1997-4 is $281,235.75 after application of principal payments due on or before the Cut-off Date and prepayments of principal received before such date. The earliest origination date of any Mortgage Loan in Pool 1997-4 is February 1987, and the latest scheduled maturity date of any such Mortgage Loan is April 2027. The weighted average loan-to-value ratio of the Mortgage Loans in Pool 1997-4 is 78.7707%.

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The Mortgage Loans in Pool 1997-4 have the following
characteristics as of the Cut-off Date.

a) The following table sets forth information, as of the Cut-off
   Date, with respect to the Mortgage Rates borne by the Mortgage
   Loans in Pool 1997-4:

                                        AGGREGATE              % OF
                                         BALANCES           POOL BY
     MORTGAGE         # OF                  AS OF         AGGREGATE
        RATES        LOANS           CUT-OFF DATE           BALANCE
     --------        -----           ------------         ---------
      7.1250%            1            $323,480.26           0.0922%
      7.2500%            2            $501,160.90           0.1429%
      7.3750%            8          $2,339,299.16           0.6670%
      7.5000%           30          $7,920,438.71           2.2585%
      7.6250%           59         $17,959,648.42           5.1211%
      7.7500%          165         $47,838,829.59          13.6409%
      7.8750%          221         $62,811,064.52          17.9101%
      8.0000%          244         $70,387,290.09          20.0704%
      8.1250%          173         $47,851,516.53          13.6445%
      8.2500%          150         $42,972,629.25          12.2534%
      8.3750%           78         $20,565,310.57           5.8641%
      8.5000%           59         $14,374,541.68           4.0988%
      8.6250%           27          $6,671,761.51           1.9024%
      8.7500%           21          $5,616,084.83           1.6014%
      8.8750%            5          $1,665,087.08           0.4748%
      9.0000%            2            $508,047.89           0.1449%
      9.6250%            1            $220,207.20           0.0628%
     10.2500%            1            $174,580.32           0.0498%
                      ----        ---------------         ---------
        Total         1247        $350,700,978.51         100.0000%

b) The following table sets forth information, as of the Cut-off
   Date, with respect to the original principal balances of the Mortgage Loans in Pool 1997-4 :

                                            AGGREGATE             % OF
                                             BALANCES          POOL BY
        ORIGINAL             # OF               AS OF        AGGREGATE
        BALANCES            LOANS        CUT-OFF DATE          BALANCE
        --------            -----        ------------        ---------
      $ 0  -   214,600        114      $13,075,623.81          3.7284%
 $214,601  -   250,000        361      $84,531,579.75         24.1036%
 $250,001  -   300,000        400     $108,980,663.66         31.0752%
 $300,001  -   350,000        180      $58,297,247.13         16.6231%
 $350,001  -   400,000         86      $32,243,271.98          9.1939%
 $400,001  -   450,000         35      $15,085,886.90          4.3016%
 $450,001  -   600,000         57      $28,910,889.07          8.2437%
 $600,001  -   650,000         12       $7,575,816.21          2.1602%
 $650,001  - 1,000,000+         2       $2,000,000.00          0.5703%
                             ----     ---------------        ---------
                   Total     1247     $350,700,978.51        100.0000%

The largest outstanding Mortgage Loan Scheduled Principal
Balance, as of the Cut-off Date, in Pool 1997-4 is $1,000,000.00.

The smallest outstanding Mortgage Loan Scheduled Principal
Balance, as of the Cut-off Date, in Pool 1997-4 is $28,798.54.

c) The following table sets forth information, as of the Cut-off
   Date, with respect to the years of origination of the Mortgage Loans in Pool 1997-4:

                                        AGGREGATE              % OF
                                         BALANCES           POOL BY
      YEAR OF         # OF                  AS OF         AGGREGATE
  ORIGINATION        LOANS           CUT-OFF DATE           BALANCE
  -----------        -----           ------------         ---------
         1987            2            $609,958.51           0.1739%
         1988            1            $174,580.32           0.0498%
         1992            5          $1,246,910.30           0.3555%
         1993            1            $218,028.24           0.0622%
         1994            1            $272,805.79           0.0778%
         1995            4          $1,073,318.36           0.3060%
         1996          131         $34,237,327.15           9.7626%
         1997         1102        $312,868,049.84          89.2122%
                      ----        ---------------         ---------
        Total         1247        $350,700,978.51         100.0000%

d) The following table sets forth information, as of the Cut-off Date, with respect to the loan-to-value ratios of the Mortgage Loans at origination in Pool 1997-4:


            LOAN-                           AGGREGATE             % OF
          TO-VALUE                           BALANCES          POOL BY
          RATIO AT           # OF               AS OF        AGGREGATE
         ORIGINATION        LOANS        CUT-OFF DATE          BALANCE
         -----------        -----        ------------        ---------
      00.000  -   50.00        22       $7,001,161.32          1.9963%
      50.001  -   60.00        42      $14,881,243.28          4.2433%
      60.001  -   70.00       112      $34,861,594.66          9.9405%
      70.001  -   75.00       176      $49,765,622.12         14.1903%
      75.001  -   80.00       506     $147,515,676.23         42.0632%
      80.001  -   85.00        19       $4,906,085.74          1.3989%
      85.001  -   90.00       212      $55,455,904.73         15.8129%
      90.001  -   95.00       158      $36,313,690.43         10.3546%
      95.001  -  100.00         0               $0.00          0.0000%
                             ----     ---------------        ---------
            Total            1247     $350,700,978.51        100.0000%

e) The following table sets forth information, as of the Cut-off
   Date, with respect to the Mortgaged Properties securing the Mortgage Loans in Pool 1997-4:

                                        AGGREGATE              % OF
                                         BALANCES           POOL BY
TYPE OF               # OF                  AS OF         AGGREGATE
DWELLING             LOANS           CUT-OFF DATE           BALANCE
--------             -----           ------------         ---------
Single-family
 detached             1163        $329,378,104.01          93.9199%
Single-family
 attached               26          $6,339,260.40           1.8076%
Condominium             45         $11,486,063.78           3.2752%
2 - 4 Family Units      13          $3,497,550.32           0.9973%
                      ----        ---------------         ---------
Total                 1247        $350,700,978.51         100.0000%

f) The following table sets forth information, as of the Cut-off
   Date, with respect to the occupancy status of the Mortgaged
   Properties securing the Mortgage Loans as represented by mortgagors at origination in Pool 1997-4:


                                        AGGREGATE              % OF
                                         BALANCES           POOL BY
                      # OF                  AS OF         AGGREGATE
OCCUPANCY            LOANS           CUT-OFF DATE           BALANCE
---------            -----           ------------         ---------
Owner Occupied        1209        $341,623,693.31          97.4116%
Vacation                30          $8,108,403.51           2.3121%
Investment               8            $968,881.69           0.2763%
                      ----        ---------------         ---------
Total                 1247        $350,700,978.51         100.0000%

g) The following table sets forth information, as of the Cut-off Date, with respect to the geographic distribution of the Mortgaged Properties securing the Mortgage Loans in Pool
   1997-4:
                                        AGGREGATE              % OF
                                         BALANCES           POOL BY
                      # OF                  AS OF         AGGREGATE
STATE                LOANS           CUT-OFF DATE           BALANCE
-----                -----           ------------         ---------
Alabama                  7          $1,689,065.90           0.4816%
Arkansas                 1            $229,674.29           0.0655%
Arizona                 39         $10,252,583.29           2.9235%
California             419        $126,353,104.30          36.0285%
Colorado                38         $10,893,549.91           3.1062%
Connecticut             19          $5,893,402.70           1.6805%
Dist of Columbia         2            $683,541.04           0.1949%
Delaware                 2            $520,921.18           0.1485%
Florida                 47         $11,774,964.90           3.3576%
Georgia                 24          $6,531,327.37           1.8624%
Hawaii                   2            $927,365.27           0.2644%
Idaho                    4            $737,115.85           0.2102%
Iowa                     5          $1,274,213.10           0.3633%
Illinois                30          $8,100,964.05           2.3099%
Indiana                 11          $3,248,062.77           0.9262%
Kansas                   3            $814,162.94           0.2322%
Kentucky                 2            $745,499.90           0.2126%
Louisiana               10          $2,882,557.22           0.8219%
Massachusetts           62         $16,807,537.28           4.7926%
Maryland                64         $17,779,299.30           5.0696%
Michigan                12          $2,688,249.08           0.7665%
Minnesota                5          $1,357,447.75           0.3871%
Missouri                 7          $1,892,957.25           0.5398%
Mississippi              1            $298,632.95           0.0852%
North Carolina          24          $5,882,092.86           1.6772%
Nebraska                 3            $740,515.20           0.2112%
New Hampshire            1            $379,322.07           0.1082%
New Jersey              75         $21,852,203.06           6.2310%
New Mexico               7          $1,639,562.78           0.4675%
Nevada                  16          $4,809,286.17           1.3713%
New York                48         $14,285,261.67           4.0733%
Ohio                    25          $4,427,324.08           1.2624%
Oregon                  10          $2,475,165.74           0.7058%
Pennsylvania            26          $6,279,837.10           1.7907%
Rhode Island             1            $244,435.50           0.0697%
South Carolina           5          $1,438,657.33           0.4102%
Tennessee                8          $1,643,114.80           0.4685%
Texas                   68         $19,868,095.43           5.6653%
Utah                    12          $3,077,278.46           0.8775%
Virginia                67         $18,020,264.16           5.1384%
Vermont                  1            $346,273.34           0.0987%
Washington              19          $5,492,741.39           1.5662%
Wisconsin               13          $2,901,199.89           0.8273%
West Virginia            2            $522,147.89           0.1489%
                      ----        ---------------         ---------
Total                 1247        $350,700,978.51         100.0000%

h) The following table sets forth information, as of the Cut-off
   Date, with respect to the maturity dates of the Mortgage Loans in Pool 1997-4:

                                        AGGREGATE              % OF
                                         BALANCES           POOL BY
      YEAR OF         # OF                  AS OF         AGGREGATE
     MATURITY        LOANS           CUT-OFF DATE           BALANCE
     --------        -----           ------------         ---------
         2016            2            $291,504.71           0.0831%
         2017            9          $1,814,935.63           0.5175%
         2018            1            $174,580.32           0.0498%
         2019            2            $511,131.09           0.1457%
         2020            1            $232,743.05           0.0664%
         2021            1            $218,028.24           0.0622%
         2022            5          $1,385,944.89           0.3952%
         2023            2            $562,728.57           0.1605%
         2024            1            $272,805.79           0.0778%
         2025            3          $1,029,821.92           0.2936%
         2026           48         $13,197,096.59           3.7631%
         2027         1172        $331,009,657.71          94.3851%
                      ----        ---------------         ---------
        Total         1247        $350,700,978.51         100.0000%

The weighted average scheduled remaining term to maturity of the Mortgage Loans in Pool 1997-4 calculated as of the Cut-off Date is 357 months.

i) The following table sets forth information, as of the Cut-off
   Date, with respect to the purpose of the Mortgage Loans in Pool 1997-4:


                                        AGGREGATE              % OF
                                         BALANCES           POOL BY
PURPOSE               # OF                  AS OF         AGGREGATE
OF LOAN              LOANS           CUT-OFF DATE           BALANCE
-------              -----           ------------         ---------
Purchase               842        $236,144,814.94          67.3351%
Rate Term/Refinance    328         $95,215,319.29          27.1500%
Cash-out Refinance      77         $19,340,844.28           5.5149%
                      ----        ---------------         ---------
Total                 1247        $350,700,978.51         100.0000%

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND
EXHIBITS.

1.1 The Underwriting Agreement, dated as of April 24, 1995, and the related Terms Agreement, dated as of April 21, 1997, for the Series 1997-4 Certificates between GE
       Capital Mortgage Services, Inc. and PaineWebber
       Incorporated.

4.1 The Pooling and Servicing Agreement for the Series 1997-4 Certificates, dated as of April 1, 1997, between GE Capital Mortgage Services, Inc., as seller and servicer, and State Street Bank and Trust Company, as trustee.

                                SIGNATURES





           Pursuant to the requirements of the Securities
           Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                   GE Capital Mortgage Services, Inc.


                                   By:    /s/ Syed W. Ali
                                      ------------------------------
                                   Name:  Syed W. Ali
                                   Title:  Vice President







Dated as of April 29, 1997

                                SIGNATURES





           Pursuant to the requirements of the Securities
           Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                   GE Capital Mortgage Services, Inc.


                                   By:
                                      ------------------------------
                                   Name:  Syed W. Ali
                                   Title:  Vice President







Dated as of April 29, 1997

                          EXHIBIT INDEX




The exhibits are being filed herewith:


-------------------------------------------------------------------
  EXHIBIT NO.            DESCRIPTION                       PAGE
-------------------------------------------------------------------

      1.1         The Underwriting Agreement,
                  dated as of April 24, 1995, and
                  the related Terms Agreement,
                  dated as of April 21, 1997,
                  between GE Capital Mortgage
                  Services, Inc. and PaineWebber
                  Incorporated.
      4.1
                  The Pooling and Servicing
                  Agreement for the Series for the
                  Series 1997-4 Certificates, dated
                  as of April 1, 1997, between GE
                  Capital Mortgage Services, Inc.,
                  as seller and servicer, and State
                  Street Bank and Trust Company,
                  as trustee.
-------------------------------------------------------------------

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